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                                                                   EXHIBIT 10(p)


                           NEWMONT MINING CORPORATION

               AMENDED AND RESTATED 1992 KEY EMPLOYEES STOCK PLAN
                       (Effective as of October 25, 1993)

1. Purpose

     The purpose of the 1992 Key Employees Stock Plan ("Plan") is to aid Newmont Mining Corporation ("Company") and its subsidiaries in securing and retaining key employees of outstanding ability and to motivate such employees to exert their best efforts on behalf of the Company and its subsidiaries. The Company expects that it will benefit from the added interest which the respective participants will have in the welfare of the Company as a result of their ownership or increased ownership of the Company's common stock.

2. Stock Subject to the Plan

     The total number of shares of the Company's common stock that may be optioned or awarded under the Plan is 2,000,000 of which no more than 400,000 may be awarded as restricted stock. No participant shall be granted, in any one year, options, whether ISOs or other than ISOs, to purchase in the aggregate more than 320,000 shares of Common Stock. Such shares may consist, in whole or in part, of unissued shares or treasury shares. If any shares that have been optioned cease to be subject to option, they may again be optioned under the Plan. Any shares of restricted stock which are forfeited may again be awarded under the Plan.

3. Administration

     The Company's Board of Directors shall appoint a Committee of at least three persons which shall administer the Plan. Members of the Committee must be disinterested persons within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934. The members of the Committee shall serve at the pleasure of the Board and shall not be eligible to participate in the Plan. The Committee shall have the authority consistent with the Plan, to determine the provisions of the options and restricted stock awards to be granted and the timing thereof, to interpret the Plan, the options and the restricted stock awards granted under the Plan, to adopt, amend and rescind rules and regulations for the administration of the Plan, the options, and the restricted stock awards, and generally to conduct and administer the Plan and to make all determinations in connection therewith which may be necessary or advisable, and all such actions of the Committee shall be binding upon all participants.

4. Eligibility

     Key employees, including officers, of the Company and its subsidiaries (but excluding members of the Committee and any person who serves only as a director) are eligible to be granted options and restricted stock awards under the Plan. The participants in the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine in its sole discretion the number of shares to be covered by the restricted stock awards or options granted to each participant.

5. Limitations

     No option or restricted stock award may be granted under the Plan after May 7, 2002 but options and restricted stock awards theretofore granted may by their terms extend and be exercisable beyond that date.

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6. Terms and Conditions of Options

     All options granted under the Plan shall be either Incentive Stock Options ("ISOs") as defined in Section 422 of the Internal Revenue Code of 1986, as amended, (the "Code") or options other than ISOs. Each such option shall be subject to the foregoing paragraphs hereof, and to the following terms and conditions, and to such other terms and conditions not inconsistent therewith as the Committee shall determine and set forth in the option documents delivered to the participants.

          (a) The option exercise price per share shall be determined by the Committee, but shall not be less than 100% of the fair market value per share on the date that the option is granted, determined as provided in paragraph (i) below.

          (b) Each option shall be exercisable at such times and under such conditions as are set forth in the option. No option shall be exercisable after the expiration of 10 years from the date the option is granted.

          (c) No option shall be exercised for less than the lesser of 50 shares or the full number of shares for which the option is then exercisable. To the extent options are exercisable they may be exercised from time to time by notice to the Company, in such form as the Committee may prescribe or approve. In addition to the option exercise price in respect of each exercise of the option, the optionee shall pay to the Company (or agree to pay to the Company at such time as the Company may specify) any amounts which the Company in its absolute discretion determines it is obligated to withhold as federal, state or local taxes upon or in connection with such exercise of the option. In lieu of cash payments, an optionee may elect to have his tax withholding obligations met by the withholding of shares of common stock in accordance with rules approved by the Committee.

          (d) Each option shall state whether it is intended to be or not to be an ISO.

          (e) Payments for shares purchased on each exercise of an option shall be made (i) in cash, or (ii) shares of common stock having a fair market value (as defined in paragraph (i) below) equal to the exercise price, or
     (iii) by a combination of cash and shares of common stock, or (iv) if the option shall so provide, by delivery of a promissory note satisfying the terms and conditions set forth in the option or (v) in such other manner specified by the Committee. The Committee may, from time to time, impose limits and conditions on the use of common stock for payment or on any other form of payment.

          (f) Notwithstanding the foregoing paragraph (e), any option granted under the Plan may provide the right to exercise such option in whole or in part without any payment of the option price. If an option is exercised without a payment of the option price, the optionee shall be entitled to receive a payment equal to the excess of the fair market value, determined as provided in paragraph (h) below, of the shares covered by the option over the total option price of such shares. Such payment shall be in whole shares of common stock, in cash or partly in such shares and partly in cash solely as determined by the Committee. The number of shares with respect to which any option is exercised under this paragraph (f) shall reduce the number of shares thereafter available for exercise under the option and such shares may not again be optioned under the Plan.

          (g) Each option may provide that the optionee may exercise the option without payment of the option price by delivery to the Company of an exercise notice and irrevocable instructions to deliver shares of common stock directly to the stockbroker named therein in exchange for payment of the option price and withholding taxes by such broker to the Company.

          (h) In addition to termination upon exercise and termination upon the expiration of the stated term of options each option shall terminate at such time after the termination of a participant's employment as shall be set forth in the option. The option may provide for different termination dates or other related provisions for the option depending upon the cause of termination of employment.

          (i) The fair market value of shares of common stock shall be the average of the high and low prices at which the Company's common stock was traded on the relevant date as reported for New York Stock Exchange issues in The Wall Street Journal unless the Committee shall determine that some other method of valuation permitted by Section 422 of the Code shall be used.

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          (j) Notwithstanding any intent to grant ISOs, an option granted to a participant will not be considered an ISO to the extent that it together with any ISOs previously granted to such participant permits the exercise by such participant for the first time in any calendar year of more than $100,000 in fair market value of common stock (determined at the time of grant).

          (k) The Committee may require each person purchasing shares pursuant to the option to represent to and agree with the Company in writing that such person is acquiring the shares for investment and not with a view to the distribution thereof.

          (l) Each option shall be personal and shall not be transferable by the optionee otherwise than by will or by the laws of descent and distribution; provided, however, the optionee may name a beneficiary of the option by filing a written designation with the Company. If an option is exercisable after the death of the optionee, such option may be exercised by the beneficiary most recently designated by the optionee or, if no such beneficiary survives him, by the legal representative of his estate. During the lifetime of an optionee, the option shall be exercisable only by him.

7. Terms and Conditions of Restricted Stock Awards

     The Committee may, from time to time, make awards not to exceed 400,000 shares of common stock to employees eligible to participate in the Plan. Each award shall be subject to the following paragraphs and to the following terms and conditions and to such other terms and conditions not inconsistent therewith as the Committee shall determine and set forth in the restricted stock award documents delivered to the participants.

          (a) At the time of the award, the Committee will specify vesting and earnout provisions which may be dependent on continued employment, the achievement of specified performance goals, or both. No award will vest sooner than six months from the date of grant. When the shares vest, they shall be delivered to the employee free of restrictions.

          (b) During the period until vesting, the employee shall have all the rights of a shareholder of the Company except that the restricted shares may not be sold, pledged, or otherwise transferred.

          (c) The employee shall pay to the Company (or agree to pay to the Company at such time as the Company may specify) any amounts which the Company in its absolute discretion determines it is obligated to withhold as federal, state or local taxes. In lieu of cash payments, an employee may elect to have his tax withholding obligations met by the withholding of shares of common stock in accordance with rules approved by the Committee.

          (d) Restricted shares subject to specified performance criteria shall be forfeited upon failure to meet such criteria to the extent set forth in the restricted stock award. Restricted shares shall vest or be forfeited after the termination of a participant's employment in accordance with the terms of such participant's restricted stock award. Restricted stock awards may provide different vesting and forfeiture provisions for different causes of termination of employment and the Committee may, in its sole discretion, waive any forfeitures for whatever reason the Committee considers to be in the interest of the Company.

          (e) Upon the death of a participant, his interests in any restricted shares not forfeited shall be distributable to the beneficiary most recently designated by him in a writing filed with the Company, or, if no such beneficiary survives him, to the legal representative of his estate.

8. Transfer and Leave of Absence

     For the purposes of the Plan, the following shall not be deemed a termination of employment:

          (a) The transfer of a participant from the Company to a subsidiary or vice versa, or from one subsidiary to another;

          (b) A leave of absence, duly authorized in writing by the Company, when the leave does not exceed 90 days;

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          (c) A leave of absence, duly authorized by the Company, exceeding 90 days where the participant's right to reemployment is guaranteed either by statute or by contract.

9. Changes in Capital

     Upon changes in the common stock by a stock dividend, stock split, reverse split, recapitalization, merger, consolidation, (whether or not the Company is the surviving corporation) combination or exchange of shares, separation, reorganization or liquidation, the number and class of shares available under the Plan as to which stock options and restricted shares may be granted, the number and class of shares under each option and the option price per share shall be correspondingly adjusted by the Committee, such adjustments to be made in the case of outstanding options without change in the total price applicable to such options.

     Except as otherwise specifically provided in the stock option or restricted stock award, in the event of a merger, consolidation, combination, reorganization or other transaction in which the stockholders of the Company will receive cash or securities (other than stock of the Company) or in the event that an offer is made to the holders of common stock to sell or exchange such common stock for cash, securities or stock of another corporation and such offer, if accepted, would result in the offeror becoming the owner of (a) at least 50% of the outstanding common stock of the Company or (b) such lesser percentage of the outstanding common stock which the Committee in its sole discretion determines may materially adversely affect the market value of the common stock after the tender offer, the Committee shall, prior to the shareowners' vote on such transaction or prior to the expiration date (without extensions) of the tender or exchange offer, (i) accelerate the vesting of restricted shares, (ii) accelerate the time of exercise so that all stock options which are outstanding shall become immediately exercisable in full without regard to any limitations of time or amount otherwise contained in the Plan or the options and/or (iii) determine that the options shall be adjusted and make such adjustments by substituting for common stock subject to options, stock or other securities of the surviving corporation or offeror if such stock or other securities of such corporation are publicly traded or, if such stock or other securities are not publicly traded, by substituting stock or other securities of a parent or affiliate of the surviving corporation or offeror if the stock or other securities of such parent or affiliate are publicly traded, in which event the aggregate option price shall remain the same and the amount of shares or other securities subject to option shall be the amount of shares or other securities which could have been purchased on the closing day of such transaction or the expiration date of the offer with the proceeds which would have been received by the optionee if the option had been exercised in full prior to such transaction or expiration date and the optionee had exchanged all of such shares in the transaction or sold or exchanged all of such shares pursuant to the tender or exchange offer. No optionee shall have any right to prevent the consummation of any of the foregoing acts affecting the number of shares available to the optionee.

10. Use of Proceeds

     Proceeds from the sales of stock pursuant to exercises of options granted under this Plan shall constitute general funds of the Company.

11. Amendments

     The Board of Directors may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would impair the rights of any participant under any option or restricted stock award outstanding at the time without such participant's consent, or which, without the approval of the Company's stockholders, would:

          (a) except as provided in Paragraph 9 of the Plan, increase the total number of shares reserved for the purpose of the Plan; or

          (b) except as provided in Paragraph 9 of the Plan, decrease the option price to less than 100% of the fair market value on the date of the granting of the option; or

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          (c) change the description of employees (or class of employees)
     eligible to receive options under the Plan.

     The Committee may amend the terms of any outstanding option or restricted stock award, prospectively or retroactively, but no such amendment shall impair the rights of any person holding such option without his written consent. Notwithstanding the foregoing, the Board of Directors may amend the Plan and the Committee may amend any option or award, either retroactively or prospectively and without the consent of any optionee or award holder, so as to preserve or come within any exemptions from liability under Section 16(b) of the Securities Exchange Act of 1934 pursuant to rules and releases promulgated by the Securities and Exchange Commission.

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